SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A-2
                               AMENDMENT NO. 2 TO
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                 April 1, 1998


                            Gables Residential Trust
             (Exact name of Registrant as specified in its charter)




         Maryland                    1-12590                 58-2077868
(State or other jurisdiction     (Commission File         (I.R.S. Employer
      of incorporation)               Number)           Identification No.)



                       2859 Paces Ferry Road, Suite 1450
                             Atlanta, Georgia 30339
             (Address of principal executive offices and zip code)


              Registrant's telephone number, including area code:
                                  770-436-4600

                                     Page-2

The undersigned Registrant hereby amends Item 7 of its Current Report on Form 8-K dated April 1, 1998, as amended, to read in its entirety as follows:

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired:

Financial statements for the Trammell Crow Residential South Florida Group are filed with this report as Attachment A.

(b)  Pro Forma Financial Information:

Pro forma financial information for the Registrant is filed with this report as Attachment B.

(c)  Exhibits:

Exhibit No.
-----------

10.1 Contribution Agreement dated March 16, 1998 (incorporated herein by reference to the Registrant's Current Report on Form 8-K dated March 16, 1998).

10.2 *  Amendment No. 1 to Contribution Agreement dated April 1, 1998.

23.1    Consent of Independent Public Accountants.

_________________________________

* Previously Filed

                                     Page-3

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   March 3, 1999                            GABLES RESIDENTIAL TRUST



                                                 /s/  Marvin R. Banks, Jr.
                                                 ---------------------------
                                                 By:  Marvin R. Banks, Jr.
                                                      Chief Financial Officer

                                     Page-4
                                                                    Attachment A

                TRAMMELL CROW RESIDENTIAL SOUTH FLORIDA GROUP
                          COMBINED FINANCIAL STATEMENTS
                            AS OF DECEMBER 31, 1997
                                 TOGETHER WITH
                                AUDITORS' REPORT

                                     Page-5



                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


TO TRAMMELL CROW RESIDENTIAL SOUTH FLORIDA GROUP:

We have audited the accompanying combined balance sheet of TRAMMELL CROW RESIDENTIAL SOUTH FLORIDA GROUP as of December 31, 1997 and the related combined statements of operations, partners' and owners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Group's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Trammell Crow Residential South Florida Group as of December 31, 1997 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

Atlanta, Georgia
May 15, 1998

                                     Page-6


                 TRAMMELL CROW RESIDENTIAL SOUTH FLORIDA GROUP

                             COMBINED BALANCE SHEET

                               DECEMBER 31, 1997

                             (Dollars in Thousands)


REAL ESTATE ASSETS:
    Land                                                              $  34,909
    Buildings and land improvements                                     156,547
    Furniture, fixtures, and equipment                                   12,125
    Construction in progress                                             50,088
                                                                      ---------
    Real estate assets before accumulated depreciation                  253,669
    Less accumulated depreciation                                       (40,569)
                                                                      ---------
              Net real estate assets                                    213,100

CASH AND CASH EQUIVALENTS                                                 7,700

RESTRICTED CASH                                                           2,544

DEFERRED CHARGES, net of accumulated amortization of $158                 1,507

OTHER ASSETS, net of accumulated depreciation of fixed assets of $979     3,844
                                                                      ---------
              Total assets                                             $228,695
                                                                      =========

                  LIABILITIES AND PARTNERS' AND OWNERS' EQUITY



LIABILITIES:
    Notes payable                                                      $211,826
    Accrued interest payable                                              1,026
    Real estate taxes payable                                               198
    Accounts payable and accrued expenses-construction                    3,759
    Accounts payable and accrued expenses-operating                       2,839
    Security deposits                                                     1,789
                                                                      ---------
              Total liabilities                                         221,437

COMMITMENTS AND CONTINGENCIES

PARTNERS' AND OWNERS' EQUITY                                              7,258
                                                                      ---------
              Total liabilities and partners' and owners' equity       $228,695
                                                                      =========

The accompanying notes are an integral part of this combined balance sheet.

                                     Page-7


                  TRAMMELL CROW RESIDENTIAL SOUTH FLORIDA GROUP

                        COMBINED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                             (Dollars in Thousands)



Rental revenues                                                         $31,320
Other property revenues                                                   1,598
                                                                      ---------
              Total property revenues                                    32,918
                                                                      ---------
Property management--third party                                          2,346
Property management--related party                                          479
                                                                      ---------
              Total property management revenues                          2,825
                                                                      ---------
Construction revenues, net                                                  548
Brokerage revenues, net                                                     942
                                                                      ---------
              Total revenues                                             37,233
                                                                      ---------

Property operating and maintenance
     (exclusive of items shown separately below)                         12,830
Depreciation                                                              6,597
Amortization of deferred financing costs                                    671
Property management-owned                                                   824
Property management-third/related party                                   2,056
Interest                                                                 10,091
Credit enhancement fees                                                   1,045
                                                                      ---------
              Total expenses                                             34,114
                                                                      ---------
Income before interest income                                             3,119
Interest income                                                             346
                                                                      ---------
Net income                                                             $  3,465
                                                                      =========

The accompanying notes are an integral part of this combined statement.

                                     Page-8


                 TRAMMELL CROW RESIDENTIAL SOUTH FLORIDA GROUP

               COMBINED STATEMENT OF PARTNERS' AND OWNERS' EQUITY

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                             (Dollars in Thousands)


PARTNERS' AND OWNERS' EQUITY, December 31, 1996                        $  8,554

    Capital contributions                                                 5,896
    Capital distributions                                               (10,657)
    Net income                                                            3,465
                                                                       --------
PARTNERS' AND OWNERS' EQUITY, December 31, 1997                        $  7,258
                                                                       ========
The accompanying notes are an integral part of this combined statement.

                                     Page-9


                  TRAMMELL CROW RESIDENTIAL SOUTH FLORIDA GROUP

                        COMBINED STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                             (Dollars in Thousands)

CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income                                                         $  3,465
    Adjustments to reconcile net income to net cash provided by operating activities:
       Depreciation and amortization                                      7,268
       Change in operating assets and liabilities:
           Restricted cash                                                3,038
           Other assets                                                      42
           Other liabilities                                              2,315
                                                                      ---------
              Total adjustments                                          12,663
                                                                      ---------
              Net cash provided by operating activities                  16,128
                                                                      ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase and construction of real estate assets,
          net of related payables                                       (39,410)
                                                                      ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Capital contributions                                                 5,896
    Capital distributions                                               (10,657)
    Notes payable proceeds                                               34,861
    Notes payable repayments                                             (1,141)
    Payments of deferred financing costs                                 (1,586)
                                                                      ---------
              Net cash provided by financing activities                  27,373
                                                                      ---------

INCREASE IN CASH AND CASH EQUIVALENTS                                     4,091
Cash and cash equivalents, beginning of period                            3,609
                                                                      ---------
Cash and cash equivalents, end of period                               $  7,700
                                                                      =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
    Cash paid for interest                                            $  11,160
    Interest capitalized                                                    680
                                                                      ---------
    Cash paid for interest, net of capitalized amounts                $  10,480
                                                                      =========

The accompanying notes are an integral part of this combined statement.

                                    Page-10


                 TRAMMELL CROW RESIDENTIAL SOUTH FLORIDA GROUP

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

                             (Dollars in Thousands)

1.    ORGANIZATION AND NATURE OF OPERATIONS

Trammell Crow Residential South Florida Group ("TCR/SF" or the "Group") engages in the development, construction, and management of multifamily apartment communities in the South Florida region. On April 1, 1998, Gables Residential Trust ("Gables") acquired the properties and operations of the Group, consisting of 15 multifamily apartment communities (the "South Florida Communities") and all of TCR/SF's residential construction and development and third-party management activities. Such acquisition was made pursuant to a Contribution Agreement dated March 16, 1998 (the "Contribution Agreement") between Gables and certain entities affiliated with the Group.

As of December 31, 1997, the 15 South Florida Communities consisted of a total of 4,197 apartment homes, assuming the completion of three communities under construction at December 31, 1997 expected to comprise 767 apartment homes. Two of the communities under construction at December 31, 1997 were in the lease-up stage at December 31, 1997. The South Florida Communities are located in the metropolitan areas of Palm Beach, Fort Lauderdale, and Miami. In addition, as of December 31, 1997, TCR/SF has contracts or options to acquire parcels of land for future development.

2.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

Principles of Combination
-------------------------

The accompanying combined financial statements of TCR/SF have been presented on a combined basis because of common ownership, control, and management and because the assets of the Group are the subject of an acquisition by Gables which was consummated on April 1, 1998.

All significant accounts and transactions between entities included in the Group as of December 31, 1997 and for the year then ended have been eliminated in combination.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                    Page-11

Real  Estate  Assets and Depreciation
-------------------------------------

Real estate assets are stated at historical cost. The cost of buildings and improvements includes interest, property taxes, insurance, and allocated development overhead incurred during the construction period. Ordinary repairs and maintenance are expensed as incurred. Major replacements and betterments are capitalized and depreciated over their useful lives. Depreciation is computed on a straight-line basis over the useful lives of the real estate assets (buildings and improvements--40 years; furniture, fixtures, and equipment--5-10 years; land improvements--20 years).

Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," requires that long-lived assets to be held and used by an entity be reviewed for impairment whenever the carrying amount of an asset may not be recoverable. SFAS No. 121 also requires that certain long-lived assets to be disposed of be reported at the lower of carrying value or fair value less cost to sell. Pursuant to the acquisition by Gables executed April 1, 1998, the Group realized an amount in excess of the carrying value of its assets at December 31, 1997. Accordingly, management has determined that no impairment provision of the carrying cost of TCR/SF's real estate assets is necessary at December 31, 1997.

Revenue Recognition
-------------------

RENTAL  REVENUES
----------------

TCR/SF leases its residential properties under operating leases with terms generally equal to one year or less. The related rental income is recognized when earned which materially approximates revenue recognition on a straight-line basis.

BROKERAGE
---------

TCR/SF provides brokerage services for properties which it does not own. Income is recognized when earned.

PROPERTY  MANAGEMENT
--------------------

TCR/SF provides property management services for properties which it does not own. Income is recognized when earned.

DEVELOPMENT AND  CONSTRUCTION  SERVICES
---------------------------------------

TCR/SF provides development and construction services for properties which it does not own. Income is recognized when earned on a percentage-of-completion basis.

                                    Page-12


Cash and Cash Equivalents
-------------------------

Cash  and  cash   equivalents   represent   amounts   deposited  with  financial
institutions and investments  with original  maturities of three months or less.


Restricted Cash
---------------

Restricted cash includes capital improvement and mortgage interest payment escrow balances required by certain lenders. It also includes cash restricted to pay letter of credit fees and to refund tenant security deposits.

Deferred Charges
----------------

Deferred  charges  represent the costs incurred to obtain  long-term  financing.
These costs are capitalized and amortized over the term of the related indebtedness and are written off upon repayment or expiration.

Income Taxes
------------

TCR/SF is not a legal entity subject to federal or state income taxes, and therefore, none have been provided for in the accompanying financial statements. The legal entities comprising the Group are primarily partnerships and S corporations whose partners and owners are required to include their respective share of Group profits and losses in their individual tax returns. One legal entity comprising the Group is a C corporation whose net profits are subject to federal and state income taxes; however, no income tax provision has been provided in the accompanying financial statements since this entity had no tax liability for the year ended December 31, 1997.

Property Management Expenses
----------------------------

TCR/SF manages its owned properties, as well as properties owned by third- and related-parties for which TCR/SF provides services for a fee. Property management expenses are reported net of $609 of cost reimbursements received from related Trammell Crow Residential entities. Such expenses have been allocated between owned and third/related-party properties in the accompanying combined statement of operations based on the proportional number of owned and third/related party apartment homes managed by TCR/SF during the year.

                                    Page-13

3.    NOTES PAYABLE

TCR/SF has the following notes payable, secured by the real estate assets of the Group as of December 31, 1997:


Conventional fixed-rate                                              $    9,792
Tax exempt fixed-rate                                                    46,986
                                                                      ---------
          Total fixed-rate                                               56,778
                                                                      ---------
Conventional variable-rate                                               49,908
Tax exempt variable-rate                                                105,140
                                                                      ---------
          Total variable-rate                                           155,048
                                                                      ---------
          Total notes payable                                          $211,826
                                                                      =========

Conventional Fixed-Rate Notes Payable
-------------------------------------

At December 31, 1997, the conventional fixed-rate mortgage indebtedness was comprised of one loan collateralized by one apartment community included in real estate assets in the accompanying combined balance sheet. This mortgage indebtedness bears interest at a rate of 8% and has a maturity of 2003.

Tax Exempt Fixed-Rate Notes Payable
-----------------------------------

At December 31, 1997, the tax-exempt fixed-rate indebtedness was comprised of four loans collateralized by four apartment communities included in real estate assets in the accompanying combined balance sheet. These bonds bear interest at a fixed rate as determined by the individual loan agreements. The interest rates on these notes payable in effect at December 31, 1997 ranged from 5.35% to 8.81% (weighted average 6.49%) and the maturity dates ranged from 2000 through 2008. Each of these bonds is secured by a guarantor. The tax-exempt bonds contain certain covenants which require minimum rentals to individuals based upon income levels specified by U.S. government programs, as defined.

Conventional  Variable-Rate Notes Payable
-----------------------------------------

At December 31, 1997, the conventional variable-rate mortgage indebtedness was comprised of five loans collateralized by five apartment communities included in real estate assets in the accompanying combined balance sheet. At December 31, 1997, the interest rates on these notes payable ranged from 7.13% to 7.86% (weighted average 7.20%) and the maturity dates ranged from 1998 through 2000. Certain of these notes payable require monthly principal amortization payments.

Tax Exempt Variable-Rate Notes Payable
--------------------------------------

At December 31, 1997, the variable-rate mortgage notes payable securing tax-exempt bonds were comprised of five loans collateralized by five apartment communities included in real estate assets in the accompanying combined balance sheet. These bonds bear interest at a variable rate of interest, adjusted weekly based upon a negotiated remarketing rate. The interest rates on these notes payable in effect at December 31, 1997 ranged from 3.85% to 4.30% (weighted average 3.96%) and the maturity dates ranged from 1998 through 2007. Each of

                                    Page-14

these bonds is backed by either a letter of credit or guarantor. The fees for the letters of credit were $1,045 for the year ended December 31, 1997. The tax-exempt bonds contain certain covenants which require minimum rentals to individuals based upon income levels specified by U.S. government programs, as defined.

As of December 31, 1997, the aggregate stated maturities of notes payable are as follows:

       1998                            $  57,272
       1999                               25,220
       2000                               15,401
       2001                               10,800
       2002                               25,740
       2003 and thereafter                77,393
                                        --------
                                        $211,826
                                        ========

4.    RELATED-PARTY TRANSACTIONS

TCR/SF provides development, construction, management, and other services to related Trammell Crow Residential entities. The related-party fees and expenses for such services reflected in the accompanying combined financial statements are as follows for the year ended December 31, 1997:


          Development fees              $365
          Brokerage revenue              493
          Management fees                479

In addition, as of December 31, 1997, the Group had accounts receivable and accounts payable to related parties of $777 and $162, respectively.

5.    PROFIT-SHARING PLAN

Eligible employees of TCR/SF may participate in a profit-sharing plan pursuant to Section 401(k) of the Internal Revenue Code. Under the plan, employees may defer portions of their salaries on a pretax basis. TCR/SF also has the discretion to make matching contributions within Internal Revenue Code guidelines, as defined. Employer contributions under this plan for the year ended December 31, 1997 were $152.


6.    COMMITMENTS AND CONTINGENCIES

Office Leases
-------------

TCR/SF is party to office space leases with various terms. The Group recognizes rental expense as incurred, which materially approximates recognition on a straight-line basis. Rental expense of $123 was recognized under these leases during the year ended December 31, 1997 and is included in property management expenses in the accompanying combined statement of operations.

                                    Page-15

The Group is subject to future rental expenses due under noncancelable operating leases at December 31, 1997 as follows:

         Years ended December 31:
            1998                   $   490
            1999                       288
            2000                       288
            2001                       296
            2002                       305
            2003 and thereafter         79
                                   -------
                                    $1,746
                                   =======

Contingencies
-------------

The entities comprising TCR/SF are subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. While the resolution of these matters cannot be predicted with certainty, management believes that the final outcome of such matters will not have a material adverse effect on the financial position or results of operations of TCR/SF.

7.  DISCLOSURE  ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

Cash and Cash Equivalents
-------------------------

TCR/SF estimates that the fair value of cash equivalents approximates carrying value due to the relatively short maturities of these instruments.

Notes Payable
-------------

TCR/SF estimates that the aggregate fair value of notes payable, including accrued interest payable, approximates the aggregate carrying value of these instruments based on the Group's effective current borrowing rate for issuance of debt with similar terms and remaining maturities.

Disclosure about the fair value of financial instruments is based on pertinent information available to management and conditions specific to the Group as of December 31, 1997 and may not be indicative of valuations based on factors and conditions surrounding entities external to the Group. Although management is not aware of any factors that would significantly affect the fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date.

                                    Page-16


                                                                    Attachment B

                            GABLES RESIDENTIAL TRUST
                  PREFACE TO UNAUDITED PRO FORMA CONSOLIDATED
                             FINANCIAL INFORMATION


BASIS OF PRESENTATION
---------------------

The following unaudited pro forma consolidated statement of operations is presented as if the Company acquired the properties and operations of Trammell Crow Residential South Florida Group (TCR/SF) on January 1, 1997 and includes the historical operating results of the properties and residential construction and development and third-party management activities acquired. The following unaudited pro forma consolidated balance sheet is presented as if the Company acquired the properties and operations of TCR/SF on December 31, 1997. The unaudited pro forma consolidated financial statements further assume that the Company distributed at least 95% of its taxable income and met all other requirements to qualify as a REIT and, therefore, incurred no income tax expense. The acquisition will be accounted for under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16. Accordingly, assets acquired and liabilities assumed have been reflected herein at their estimated fair values which may be subject to further modification based upon the final determination of the acquired properties' fair values and the final determination of actual closing costs associated with the transaction. Management believes that its final allocation of the purchase price will not differ materially from the purchase price allocation included herein. In management's opinion, all material adjustments necessary to present fairly the effects of the acquisition have been made.

The unaudited pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements and accompanying notes thereto of the Company included in its Annual Report on Form 10-K for the year ended December 31, 1997.

The unaudited pro forma consolidated statement of operations is not necessarily indicative of what the actual results of operations of the Company would have been assuming the Company had consummated the acquisition as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods. The unaudited pro forma consolidated balance sheet is not necessarily indicative of what the actual financial position would have been at December 31, 1997 nor does it purport to represent the future financial position of the Company.

                                    Page-17

                             GABLES RESIDENTIAL TRUST
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                (Amounts in Thousands, Except Per Share Amounts)

                                                                                                    Pro Forma
                                                                       Company         TCR/SF      Acquisition   Company
                                                                      Historical(A)  Historical(B) Adjustments  Pro Forma
                                                                      ----------     ----------    -----------  ----------
Rental revenues ....................................................   $ 132,371    $  31,320    $      --    $ 163,691
Other property revenues ............................................       6,322        1,598           --        7,920
                                                                        --------      -------        -----     --------
     Total property revenues .......................................     138,693       32,918           --      171,611
                                                                        --------      -------        -----     --------
Property management revenues .......................................       3,032        2,825           --        5,857
Other ..............................................................       1,713        1,490           --        3,203
                                                                        --------      -------        -----     --------
     Total other revenues ..........................................       4,745        4,315           --        9,060
                                                                        --------      -------        -----     --------
     Total revenues ................................................     143,438       37,233           --      180,671
                                                                        --------      -------        -----     --------
Property operating and maintenance (exclusive of items shown
     separately below) .............................................      47,592       12,830           --       60,422
Depreciation and amortization ......................................      25,194        6,597          888 (C)   32,679
Amortization of deferred financing costs ...........................         992          671         (541)(D)    1,122
Property management - owned ........................................       3,364          824           --        4,188
Property management - third party ..................................       2,332        2,056           --        4,388
General and administrative .........................................       3,248         --             --        3,248
Interest ...........................................................      24,804       10,091        1,140 (E)   36,035
Credit enhancement fees ............................................         509        1,045          316 (F)    1,870
Loss on treasury lock extension ....................................       1,178         --             --        1,178
                                                                         -------      -------       ------     --------
     Total expenses ................................................     109,213       34,114        1,803      145,130
                                                                         -------      -------       ------     --------

Equity in income of joint ventures .................................         320           --           --          320
Interest income ....................................................         371          346         (346)(G)      371
                                                                         -------      -------       ------     --------
Income before gain on sale of real estate assets ...................      34,916        3,465       (2,149)      36,232

Gain on sale of real estate assets .................................       5,349         --             --        5,349
                                                                         -------      -------       ------     --------
Income before minority interest and extraordinary loss, net ........      40,265        3,465       (2,149)      41,581
Minority interest of unitholders in Operating Partnership ..........      (5,611)        --         (3,096)(H)   (8,707)
                                                                         -------      -------       ------     --------
Income before extraordinary loss, net ..............................      34,654        3,465       (5,245)      32,874

Extraordinary loss, net of minority interest .......................        (602)        --             56 (I)     (546)
                                                                         -------      -------       ------     --------
Net income .........................................................      34,052        3,465       (5,189)      32,328

Dividends to preferred shareholders ................................      (4,163)        --             --       (4,163)
                                                                         -------      -------       ------     --------
Net income available to common shareholders ........................   $  29,889    $   3,465    ($  5,189)   $  28,165
                                                                         =======      =======       ======     ========
Weighted average number of common shares outstanding - basic .......      19,788           --           --       19,788
Weighted average number of common shares outstanding - diluted .....      23,591           --        2,348 (J)   25,939

Per Common Share Information:
Income before extraordinary loss, net - basic ......................   $    1.54                              $    1.45
Extraordinary loss, net - basic ....................................  ($    0.03)                            ($    0.03)
Net income - basic .................................................   $    1.51                              $    1.42

Income before extraordinary loss, net - diluted ....................   $    1.53                              $    1.44
Extraordinary loss, net - diluted ..................................  ($    0.03)                            ($    0.03)
Net income - diluted ...............................................   $    1.50                              $    1.41

The accompanying notes are an integral part of this statement.

                                    Page-18


                            GABLES RESIDENTIAL TRUST
                  NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      (Unaudited and Amounts in Thousands)

(A) Represents the historical audited consolidated statement of operations of the Company contained in its Annual Report on Form 10-K for the year ended December 31, 1997.

(B) Represents the historical audited combined statement of operations of TCR/SF for the year ended December 31, 1997, included herein in Attachment A.

(C) Represents the net increase in depreciation of real estate owned as a result of recording the TCR/SF real estate assets at fair value versus historical cost. The acquisition price of the real estate assets was allocated to land, buildings, furniture, fixtures and equipment, and construction in progress and the related depreciation is calculated utilizing an estimated useful life of 40 years for the buildings and 5 years for furniture, fixtures and equipment. Depreciation expense is provided to the extent the real estate was operational during the year ended December 31, 1997. The components of the pro forma adjustment are as follows:

          Pro forma depreciation expense for acquired assets at
               fair value                                               $7,485
          Less TCR/SF historical depreciation expense                   (6,597)
                                                                        ------
               Pro forma adjustment                                     $  888
                                                                        ======

(D) Represents the net adjustment to amortization of deferred financing costs as follows:

          To record the  amortization of deferred financing
               costs related to the credit enhancement facility
               put into effect on April 1, 1998 to enhance the
               bond indebtedness assumed by the Company (the
               "Bond Enhancement Facility")                             $  130
          To eliminate the  amortization of TCR/SF's deferred
               financing costs which have a zero fair value at
               April 1, 1998                                              (671)
                                                                        ------
               Pro forma adjustment                                     $ (541)
                                                                        ======

(E)  Represents the net adjustment to interest expense as follows:

          To record interest expense on the cash portion of the TCR/SF purchase price financed with  borrowings under  the
               Company's  unsecured  credit  facilities                $10,014
          To record the amortization of the discount required to
               record the $12,500 portion of the purchase price
               that was deferred until January 1, 2000 at fair
               value                                                       771
          To record the interest expense on bond indebtedness
               that was assumed by the Company                           6,391
          To record capitalized interest for qualifying
               construction expenditures at fair value                  (5,945)
                                                                        ------
               Pro forma interest expense for acquisition               11,231
               Less TCR/SF historical interest expense                 (10,091)
                                                                        ------
                    Pro forma adjustment                               $ 1,140
                                                                        ======

     The Company's borrowings under its current unsecured credit facilities currently bear interest at LIBOR plus 0.80%. If interest rates under the credit facilities fluctuated 0.125%, interest costs on the pro forma credit facility indebtedness would increase or decrease by approximately $194 on an annualized basis.

                                   Page - 19

(F)  Represents the net adjustment to credit enhancement fees as follows:

          To record the credit enhancement fees under the
               Bond Enhancement Facility                               $ 1,361
          To eliminate the credit enhancement fees incurred
               by TCR/SF related to enhancements that do not remain
               in place at April 1, 1998                                (1,045)
                                                                        ------
               Pro forma adjustment                                    $   316
                                                                        ======

(G) Represents the adjustment to eliminate interest income included in the TCR/SF historical amounts as the interest-bearing cash balances were not acquired by the Company.

(H) Reflects (i) the portion of all of the preceding pro forma adjustments attributable to the minority interest unitholders in the Operating Partnership and (ii) an adjustment to minority interest associated with the issuance of minority units of limited partnership interest in the Operating Partnership ("Units") in connection with the acquisition. The calculation of the pro forma adjustment is as follows:

          Pro forma income before minority interest and
                extraordinary loss, net                               $ 41,581
          Dividends to preferred shareholders                           (4,163)
                                                                       -------
          Pro forma income before minority interest and
               extraordinary loss, net to common shareholders
               and unitholders                                          37,418
          Pro forma minority interest ownership percentage               23.27%
                                                                       -------
          Pro forma minority interest of unitholders in
               Operating Partnership                                     8,707
          Less historical minority interest of unitholders in
               Operating Partnership                                    (5,611)
                                                                       -------
               Pro forma adjustment                                     $3,096
                                                                       =======

(I)  Reflects  an   adjustment   to  the  minority   interest   portion  of  the
     extraordinary loss associated with the issuance of Units in connection with the acquisition.

(J) Reflects the issuance of Units in connection with the acquisition that are not antidilutive.

                                    Page - 20


                            GABLES RESIDENTIAL TRUST
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1997
                (Amounts in Thousands, Except Per Share Amounts)

                                                                                         Pro Forma
                                                                       Company          Acquisition     Company
                                                                      Historical (A)    Adjustments    Pro Forma
                                                                      ----------        -----------    ---------
ASSETS:
Real estate assets:
   Land ..........................................................   $   150,894    $    44,452 (B)  $   195,346
   Buildings .....................................................       770,305        217,979 (B)      988,284
   Furniture, fixtures and equipment .............................        60,015          8,371 (B)       68,386
   Construction in progress ......................................        53,240         98,620 (B)      151,860
   Land held for future development ..............................        21,774             --           21,774
                                                                       ---------     ----------          -------
      Real estate assets before accumulated depreciation .........     1,056,228        369,422        1,425,650
   Less:  accumulated depreciation ...............................       (98,236)            --          (98,236)
                                                                       ---------     ----------        ---------
     Net real estate assets ......................................       957,992        369,422        1,327,414

Cash and cash equivalents ........................................         3,179             --            3,179
Restricted cash ..................................................         4,498          1,789 (B)        6,287
Deferred charges, net ............................................         4,194          1,300 (B)        5,494
Other assets, net ................................................        11,304          1,107 (B)       12,411
                                                                       ---------     ----------        ---------
     Total assets ................................................   $   981,167    $   373,618      $ 1,354,785
                                                                       =========     ==========        =========


LIABILITIES AND SHAREHOLDERS' EQUITY:
Notes payable ....................................................   $   435,362    $   290,985 (B)  $   726,347
Accrued interest payable .........................................         1,999            862 (B)        2,861
Preferred dividend payable .......................................           424             --              424
Real estate taxes payable ........................................        13,568            198 (B)       13,766
Accounts payable and accrued expenses - construction .............         8,505          3,759 (B)       12,264
Accounts payable and accrued expenses - operating ................         5,552             --            5,552
Security deposits ................................................         2,260          1,789 (B)        4,049
Other long-term liability ........................................          --           11,150 (B)       11,150
                                                                       ---------     ----------        ---------
     Total liabilities ...........................................       467,670        308,743          776,413
                                                                       ---------     ----------        ---------
Minority interest of unitholders in Operating Partnership ........        62,059         64,875 (B)      104,506
                                                                                        (22,428)(C)
                                                                       ---------     ----------        ---------
Shareholders' equity:
  Preferred shares (4,600 shares at $25.00 liquidation preference)       115,000             --          115,000
  Common shares (21,991 shares at $0.01 par value) ...............           220             --              220
  Additional paid-in capital .....................................       339,009         22,428 (C)      361,437
  Deferred long-term compensation ................................          (594)            --             (594)
  Accumulated earnings (deficit) .................................        (2,197)            --           (2,197)
                                                                       ---------     ----------        ---------
     Total shareholders' equity ..................................       451,438         22,428          473,866
                                                                       ---------     ----------        ---------
     Total liabilities and shareholders' equity ..................   $   981,167    $   373,618      $ 1,354,785
                                                                       =========     ==========        =========

The accompanying notes are an integral part of this balance sheet.

                                    Page - 21

                            GABLES RESIDENTIAL TRUST
                  NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                      (Unaudited and Amounts in Thousands)


(A) Represents the historical audited consolidated balance sheet of the Company as of December 31, 1997 contained in its Annual Report on Form 10-K for the year ended December 31, 1997.

(B) Represents adjustments to record the acquisition of TCR/SF in accordance with the purchase method of accounting. The calculation of the fair value of total assets acquired in connection with the acquisition of TCR/SF is as follows:

     Cash funded at closing                                           $155,000
     Bond indebtedness assumed at closing                              135,875
     Units issued at closing                                            64,875
                                                                      --------
     Portion of purchase price satisfied at closing                    355,750
     Obligation to issue Units on January 1, 2000                       12,500
                                                                      --------
     Total contractual purchase price                                  368,250
     Discount to reflect the obligation to issue Units on
        January 1, 2000 at fair value                                   (1,350)
     Estimated closing costs associated with the acquisition             3,000
     Estimated deferred financing costs associated with the
        Bond Enhancement Facility                                        1,300
     Real estate pursuit costs reimbursement                               629
     Security deposit cash acquired                                      1,789
                                                                      --------
     Fair value of toal assets acquired                               $373,618
                                                                      ========

     The balance sheet allocation of the total assets acquired is as follows:

     Real estate assets                                               $369,422
     Restricted security deposit cash                                    1,789
     Deferred financing costs                                            1,300
     Fixed assets                                     $478
     Real estate pursuit costs                         629
        Total other assets                          ------               1,107
                                                                      --------
     Total assets acquired                                            $373,618
                                                                      ========

     The fair value of the assets acquired was satisfied as follows:

     Borrowings under the Company's unsecured credit facilities       $155,110
     Bond indebtedness assumed                                         135,875
                                                                      --------
     Total notes payable borrowings                                    290,985
     Accrued interest liability assumed                                    862
     Real estate tax liability assumed                                     198
     Construction-related liabilities assumed                            3,759
     Security deposit liability assumed                                  1,789
     Obligation to issue Units on January 1, 2000 ($12,500),
        net of discount ($1,350)                                        11,150
     Units issuance                                                     64,875
                                                                      --------
          Total                                                       $373,618
                                                                      ========

(C) Represents the adjustment to state the consolidated pro forma shareholders' equity balance and minority interest balance to 77.4% and 22.6%, respectively, of the total consolidated pro forma common equity interests (both shareholders' equity and minority interest) in the Company.